United States

Securities and Exchange Commission

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-23239

AMERICAN BEACON INSTITUTIONAL FUNDS TRUST

(Exact name of Registrant as specified in charter)

220 East Las Colinas Blvd., Suite 1200

Irving, Texas 75039

(Address of principal executive offices) (Zip code)

Gene L. Needles, Jr., PRESIDENT

220 East Las Colinas Blvd., Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: October 31, 2017

Date of reporting period: July 31, 2017

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A Registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A Registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	SCHEDULE OF INVESTMENTS.

American Beacon Diversified FundSM

Schedule of Investments

July 31, 2017 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 72.45%
Consumer Discretionary - 6.50%
Auto Components - 1.29%
Adient PLC	5,500	$360,085
Cie Generale des Etablissements Michelin	18,900	2,558,447
Goodyear Tire & Rubber Co.	46,000	1,449,460
Magna International, Inc.	34,000	1,621,460
Valeo S.A.	25,625	1,775,804

		7,765,256

Automobiles - 1.08%
Ford Motor Co.	48,800	547,536
General Motors Co.	91,300	3,284,974
Harley-Davidson, Inc.	6,800	330,956
Honda Motor Co., Ltd., ADR	10,200	285,804
Isuzu Motors Ltd.	78,900	1,084,969
Toyota Motor Corp., ADR	8,500	959,140

		6,493,379

Diversified Consumer Services - 0.14%
Estacio Participacoes S.A., ADR	127,100	831,234

Hotels, Restaurants & Leisure - 0.14%
Carnival Corp.	5,400	360,612
Norwegian Cruise Line Holdings Ltd.A	8,600	473,602

		834,214

Household Durables - 0.92%
DR Horton, Inc.	20,700	738,783
Lennar Corp., Class A	33,300	1,746,252
Panasonic Corp.	78,400	1,081,649
Sony Corp.	40,400	1,663,713
Tupperware Brands Corp.	5,100	309,621

		5,540,018

Media - 0.95%
CBS Corp., Class B, NVDR	12,900	849,207
Comcast Corp., Class A	23,600	954,620
Discovery Communications, Inc., Class AA	49,900	1,227,540
Discovery Communications, Inc.A	15,700	363,141
Omnicom Group, Inc.	3,700	291,338
Regal Entertainment Group, Class A	33,600	639,072
RTL Group S.A.A	1,140	88,799
SES S.A.	35,980	846,539
Sky PLC	35,810	455,940

		5,716,196

Multiline Retail - 0.62%
Dollar General Corp.	9,200	691,472
Don Quijote Holdings Co., Ltd.	44,400	1,616,999
Ryohin Keikaku Co., Ltd.	3,900	997,596
Target Corp.	7,700	436,359

		3,742,426

Specialty Retail - 1.24%
ABC-Mart, Inc.	7,600	433,616
Advance Auto Parts, Inc.	8,100	907,281
Bed Bath & Beyond, Inc.	16,500	493,350
Home Depot, Inc.	13,600	2,034,560
Kingfisher PLC	233,279	906,129
Lowe’s Companies, Inc.	25,300	1,958,220

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

July 31, 2017 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 72.45% (continued)
Consumer Discretionary - 6.50% (continued)
Specialty Retail - 1.24% (continued)
Mr Price Group Ltd.	57,246	$752,044

		7,485,200

Textiles, Apparel & Luxury Goods - 0.12%
Hanesbrands, Inc.	30,900	708,228

Total Consumer Discretionary		39,116,151

Consumer Staples - 4.88%
Beverages - 1.43%
Anheuser-Busch InBev S.A.	12,418	1,496,504
Carlsberg A/S, Class B	10,947	1,217,156
Coca-Cola Co.	29,900	1,370,616
Diageo PLC	38,191	1,233,780
Kirin Holdings Co., Ltd.	46,400	1,022,951
Molson Coors Brewing Co., Class B	11,400	1,014,372
Suntory Beverage & Food Ltd.	25,800	1,266,071

		8,621,450

Food & Staples Retailing - 1.10%
CVS Health Corp.	29,400	2,349,942
Kroger Co.	51,400	1,260,328
Seven & i Holdings Co., Ltd.	18,000	725,747
Wal-Mart Stores, Inc.	8,100	647,919
Walgreens Boots Alliance, Inc.	20,500	1,653,735

		6,637,671

Food Products - 0.48%
Archer-Daniels-Midland Co.	26,300	1,109,334
Kellogg Co.	5,600	380,800
Mondelez International, Inc., Class A	31,600	1,391,032

		2,881,166

Personal Products - 0.73%
Kao Corp.	17,520	1,066,980
Unilever N.V.	28,200	1,640,394
Unilever PLC	29,162	1,662,756

		4,370,130

Tobacco - 1.14%
Altria Group, Inc.	24,100	1,565,777
British American Tobacco PLC	34,940	2,172,917
Imperial Brands PLC, ADR	29,000	1,215,100
Philip Morris International, Inc.	16,200	1,890,702

		6,844,496

Total Consumer Staples		29,354,913

Energy - 7.61%
Energy Equipment & Services - 0.84%
Halliburton Co.	25,500	1,082,220
Helmerich & Payne, Inc.	23,100	1,169,322
Oceaneering International, Inc.	13,300	341,145
Precision Drilling Corp.A	109,600	318,229
SBM Offshore N.V.	69,470	1,201,506
Tenaris S.A.	60,167	953,712

		5,066,134

Oil, Gas & Consumable Fuels - 6.77%
Anadarko Petroleum Corp.	15,200	694,184
Andeavor	7,000	696,710

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

July 31, 2017 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 72.45% (continued)
Energy - 7.61% (continued)
Oil, Gas & Consumable Fuels - 6.77% (continued)
Apache Corp.	27,500	$1,360,700
BP PLC, ADR	130,398	4,582,186
BP PLC	329,930	1,940,611
Caltex Australia Ltd.	30,728	765,496
Canadian Natural Resources Ltd.	76,900	2,353,140
Chevron Corp.	16,800	1,834,392
Cobalt International Energy, Inc.A	10,133	26,143
ConocoPhillips	63,300	2,871,921
Devon Energy Corp.	43,200	1,438,992
Eni SpA	81,433	1,288,874
EQT Corp.	19,800	1,261,260
Galp Energia SGPS S.A.	60,810	974,703
Hess Corp.	29,600	1,318,384
Inpex Corp.	64,900	631,663
Kosmos Energy Ltd.A	53,300	351,780
Marathon Oil Corp.	129,000	1,577,670
Murphy Oil Corp.	36,700	975,486
Phillips 66	44,900	3,760,375
Pioneer Natural Resources Co.	7,300	1,190,630
Royal Dutch Shell PLC, Class A, ADR	18,800	1,062,764
Royal Dutch Shell PLC, Class A	69,482	1,955,419
Royal Dutch Shell PLC, Class B	70,835	2,011,253
Statoil ASA	83,529	1,565,867
Suncor Energy, Inc.	21,600	704,609
TOTAL S.A.	29,254	1,487,743

		40,682,955

Total Energy		45,749,089

Financials - 17.47%
Banks - 10.10%
Banco Bilbao Vizcaya Argentaria S.A., Sponsored ADR	206,453	1,874,593
Bangkok Bank PCL	147,800	819,470
Bank of America Corp.	378,400	9,127,008
Barclays PLC	464,310	1,243,600
BNP Paribas S.A.	20,190	1,567,184
BNP Paribas S.A., ADR	19,200	745,920
BOK Financial Corp.	12,100	1,029,347
CIT Group, Inc.	7,600	362,140
Citigroup, Inc.	118,600	8,118,170
Citizens Financial Group, Inc.	27,400	961,192
Credit Agricole S.A.	99,400	1,747,396
Cullen/Frost Bankers, Inc.	10,700	971,346
DBS Group Holdings Ltd.	136,000	2,169,738
First Republic Bank	12,500	1,254,125
HSBC Holdings PLC	190,400	1,912,337
ING Groep N.V.	77,892	1,458,279
JPMorgan Chase & Co.	74,600	6,848,280
Kasikornbank PCL	112,100	667,011
KB Financial Group, Inc., ADR	14,620	777,784
KBC Group N.V.	9,600	795,514
M&T Bank Corp.	8,500	1,386,775
Mitsubishi UFJ Financial Group, Inc., ADR	170,900	1,088,633
National Bank of Canada	35,167	1,583,820
Nordea Bank AB	109,313	1,379,647
PNC Financial Services Group, Inc.	8,100	1,043,280
Popular, Inc.	19,100	804,874

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

July 31, 2017 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 72.45% (continued)
Financials - 17.47% (continued)
Banks - 10.10% (continued)
Standard Chartered PLCA	145,020	$1,620,071
Sumitomo Mitsui Financial Group, Inc.	32,200	1,225,262
UniCredit SpAA	61,819	1,217,738
United Overseas Bank Ltd.	42,400	750,600
Wells Fargo & Co.	77,400	4,174,956

		60,726,090

Capital Markets - 1.77%
Ameriprise Financial, Inc.	13,800	1,999,344
Bank of New York Mellon Corp.	6,800	360,604
Blackstone Group LPB	57,500	1,923,375
Goldman Sachs Group, Inc.	2,900	653,457
Julius Baer Group Ltd.A	13,582	768,329
KKR & Co. LPB	135,100	2,618,238
Morgan Stanley	10,800	506,520
State Street Corp.	9,000	839,070
UBS Group AGA	56,040	974,810

		10,643,747

Consumer Finance - 1.07%
Ally Financial, Inc.	23,800	538,832
Capital One Financial Corp.	18,200	1,568,476
Discover Financial Services	13,500	822,690
Navient Corp.	42,300	623,925
OneMain Holdings, Inc.A	19,100	510,734
Provident Financial PLC	5,543	150,803
Santander Consumer USA Holdings, Inc.A	63,200	809,592
SLM Corp.A	69,000	764,520
Synchrony Financial	22,000	667,040

		6,456,612

Diversified Financial Services - 0.27%
Berkshire Hathaway, Inc., Class BA	9,300	1,627,221

Insurance - 4.10%
Aegon N.V.	202,270	1,134,741
AIA Group Ltd.	137,000	1,079,576
American International Group, Inc.	83,000	5,432,350
Aon PLC	12,300	1,699,491
Aviva PLC	33,334	237,057
AXA S.A.	43,170	1,275,572
BB Seguridade Participacoes S.A., ADR	153,600	1,356,288
China Life Insurance Co., Ltd., Class H	287,000	909,414
Chubb Ltd.	11,100	1,625,706
MetLife, Inc.	12,300	676,500
Prudential PLC	112,773	2,749,690
Sampo OYJ, Class A	22,601	1,236,887
Sanlam Ltd.	215,743	1,086,184
Swiss Re AG	4,890	471,578
Travelers Companies, Inc.	7,800	999,102
UNIQA Insurance Group AG	55,470	574,375
XL Group Ltd.	48,100	2,135,640

		24,680,151

Mortgage Real Estate Investment Trusts (REITs) - 0.08%
Two Harbors Investment Corp.	45,600	450,984

Thrifts & Mortgage Finance - 0.08%
Radian Group, Inc.	25,900	451,178

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

July 31, 2017 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 72.45% (continued)
Financials - 17.47% (continued)
Total Financials		$105,035,983

Health Care - 8.45%
Biotechnology - 1.28%
AbbVie, Inc.	33,900	2,369,949
Amgen, Inc.	8,400	1,465,884
Biogen, Inc.A	1,900	550,221
Celgene Corp.A	4,300	582,263
Gilead Sciences, Inc.	9,300	707,637
Shire PLC	35,988	2,023,233

		7,699,187

Health Care Equipment & Supplies - 1.70%
Baxter International, Inc.	37,500	2,268,000
ConvaTec Group PLCA C	266,173	1,091,143
Danaher Corp.	16,100	1,311,989
Medtronic PLC	62,100	5,214,537
Zimmer Biomet Holdings, Inc.	3,000	363,960

		10,249,629

Health Care Providers & Services - 0.98%
Acadia Healthcare Co., Inc.A	30,700	1,624,951
Anthem, Inc.	19,800	3,686,958
Sinopharm Group Co., Ltd., Class H	137,200	575,268

		5,887,177

Life Sciences Tools & Services - 0.26%
MorphoSys AGA	11,230	820,643
QIAGEN N.V.A	22,810	759,445

		1,580,088

Pharmaceuticals - 4.23%
Bayer AG	11,400	1,446,024
GlaxoSmithKline PLC, ADR	28,700	1,162,924
GlaxoSmithKline PLC	14,304	285,827
Horizon Pharma PLCA	43,800	524,724
Jazz Pharmaceuticals PLCA	2,500	384,025
Johnson & Johnson	15,100	2,004,072
Mallinckrodt PLCA	13,600	622,880
Merck & Co., Inc.	31,500	2,012,220
Merck KGaA	11,750	1,291,511
Mylan N.V.A	15,400	600,446
Novartis AG, ADR	18,600	1,584,720
Novartis AG	31,294	2,666,762
Pfizer, Inc.	79,100	2,622,956
Roche Holding AG	6,690	1,694,380
Sanofi	19,080	1,823,216
Sanofi, ADR	42,600	2,017,536
Teva Pharmaceutical Industries Ltd., Sponsored ADR	57,350	1,844,950
UCB S.A.	11,490	837,331

		25,426,504

Total Health Care		50,842,585

Industrials - 8.07%
Aerospace & Defense - 1.45%
BAE Systems PLC	134,470	1,067,180
Boeing Co.	2,900	703,134
Embraer S.A., ADR	12,600	255,402
General Dynamics Corp.	12,800	2,513,024

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

July 31, 2017 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 72.45% (continued)
Industrials - 8.07% (continued)
Aerospace & Defense - 1.45% (continued)
Raytheon Co.	8,000	$1,374,160
Rockwell Collins, Inc.	7,700	820,281
Rolls-Royce Holdings PLCA	56,054	656,744
United Technologies Corp.	5,800	687,706
Zodiac Aerospace	22,480	642,676

		8,720,307

Air Freight & Logistics - 0.18%
Deutsche Post AG	28,156	1,093,259

Airlines - 0.80%
American Airlines Group, Inc.	25,200	1,271,088
Delta Air Lines, Inc.	30,000	1,480,800
Deutsche Lufthansa AG	34,397	740,071
Ryanair Holdings PLC, Sponsored ADRA	11,562	1,310,322

		4,802,281

Building Products - 0.92%
Assa Abloy AB, Class B	80,250	1,719,544
Cie de Saint-Gobain	21,810	1,210,638
Johnson Controls International PLC	66,700	2,597,965

		5,528,147

Construction & Engineering - 0.57%
AECOMA	16,200	516,780
Chicago Bridge & Iron Co. N.V.	20,200	378,548
Fluor Corp.	9,200	399,556
Vinci S.A.	23,629	2,118,601

		3,413,485

Electrical Equipment - 0.34%
ABB Ltd.	37,560	881,754
Eaton Corp. PLC	15,300	1,197,225

		2,078,979

Industrial Conglomerates - 1.16%
CK Hutchison Holdings Ltd.	105,000	1,383,277
General Electric Co.	22,200	568,542
Honeywell International, Inc.	11,500	1,565,380
KOC Holding A/S, ADR	27,700	644,025
Koninklijke Philips N.V.	38,667	1,475,919
Siemens AG	9,810	1,332,601

		6,969,744

Machinery - 1.03%
CNH Industrial N.V.	104,000	1,198,080
Cummins, Inc.	9,100	1,527,890
IHI Corp.A	281,000	927,788
Oshkosh Corp.	25,100	1,728,386
PACCAR, Inc.	4,700	321,715
Parker-Hannifin Corp.	3,000	497,940

		6,201,799

Marine - 0.19%
AP Moller - Maersk A/S, Class B	530	1,157,483

Professional Services - 0.51%
RELX PLC	71,101	1,549,753

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

July 31, 2017 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 72.45% (continued)
Industrials - 8.07% (continued)
Professional Services - 0.51% (continued)
Wolters Kluwer N.V.	33,766	$1,503,554

		3,053,307

Road & Rail - 0.18%
Canadian National Railway Co.	13,600	1,074,692

Trading Companies & Distributors - 0.74%
AerCap Holdings N.V.A	35,900	1,762,690
Howden Joinery Group PLC	101,368	568,283
Travis Perkins PLC	18,000	360,513
Wolseley PLC	29,437	1,758,250

		4,449,736

Total Industrials		48,543,219

Information Technology - 9.44%
Communications Equipment - 0.58%
Cisco Systems, Inc.	57,600	1,811,520
Telefonaktiebolaget LM Ericsson, Sponsored ADR	264,300	1,696,806

		3,508,326

Electronic Equipment, Instruments & Components - 0.55%
Corning, Inc.	62,400	1,818,336
IPG Photonics Corp.A	4,300	656,352
Omron Corp.	9,700	484,802
TE Connectivity Ltd.	4,000	321,560

		3,281,050

Internet Software & Services - 0.64%
Baidu, Inc., ADRA	6,080	1,376,208
Tencent Holdings Ltd.	62,000	2,487,684

		3,863,892

IT Services - 0.92%
Capgemini SE	18,869	2,055,016
Cielo S.A., ADR	100,200	841,680
First Data Corp., Class AA	41,300	770,658
PayPal Holdings, Inc.A	26,300	1,539,865
Teradata Corp.A	10,400	330,928

		5,538,147

Semiconductors & Semiconductor Equipment - 1.72%
Infineon Technologies AG	41,170	896,031
Intel Corp.	19,900	705,853
Microchip Technology, Inc.	25,000	2,001,000
Micron Technology, Inc.A	41,700	1,172,604
QUALCOMM, Inc.	27,000	1,436,130
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR	110,300	3,966,388
Versum Materials, Inc.	5,500	193,930

		10,371,936

Software - 2.97%
Adobe Systems, Inc.A	16,800	2,461,032
ANSYS, Inc.A	12,300	1,593,465
Microsoft Corp.	89,700	6,521,190
Oracle Corp.	88,800	4,433,784
SAP SE	26,721	2,836,787

		17,846,258

Technology Hardware, Storage & Peripherals - 2.06%
Apple, Inc.	5,800	862,634

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

July 31, 2017 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 72.45% (continued)
Information Technology - 9.44% (continued)
Technology Hardware, Storage & Peripherals - 2.06% (continued)
Hewlett Packard Enterprise Co.	195,000	$3,414,450
Konica Minolta, Inc.	118,100	979,123
Pegatron Corp., GDR	29,280	478,052
Quanta Computer, Inc., GDRC	41,500	492,028
Samsung Electronics Co., Ltd., GDR	5,697	6,141,366

		12,367,653

Total Information Technology		56,777,262

Materials - 4.37%
Chemicals - 2.38%
Air Liquide S.A.	10,837	1,330,351
Air Products & Chemicals, Inc.	14,000	1,990,100
Akzo Nobel N.V.	13,090	1,184,201
Dow Chemical Co.	63,000	4,047,120
Eastman Chemical Co.	14,300	1,189,188
LANXESS AG	16,540	1,277,012
LyondellBasell Industries N.V., Class A	5,700	513,513
Novozymes A/S, Class B	9,865	455,700
PPG Industries, Inc.	13,400	1,410,350
Yara International ASA	22,570	899,315

		14,296,850

Construction Materials - 0.72%
CRH PLC	31,110	1,090,607
HeidelbergCement AG	11,640	1,154,992
Martin Marietta Materials, Inc.	9,100	2,060,513

		4,306,112

Containers & Packaging - 0.27%
Crown Holdings, Inc.A	18,500	1,100,195
International Paper Co.	9,900	544,302

		1,644,497

Metals & Mining - 0.89%
BHP Billiton PLC	100,564	1,828,388
Reliance Steel & Aluminum Co.	12,100	875,556
Sumitomo Metal Mining Co., Ltd.	59,000	892,934
Tahoe Resources, Inc.	71,900	393,309
thyssenkrupp AG	17,940	532,740
Wheaton Precious Metals Corp.	41,300	837,428

		5,360,355

Paper & Forest Products - 0.11%
Louisiana-Pacific Corp.A	26,600	667,926

Total Materials		26,275,740

Real Estate - 0.78%
Real Estate Management & Development - 0.78%
Cheung Kong Property Holdings Ltd.	126,500	1,024,367
Daiwa House Industry Co., Ltd.	78,700	2,747,665
Mitsui Fudosan Co., Ltd.	40,200	924,186

		4,696,218

Total Real Estate		4,696,218

Telecommunication Services - 3.14%
Diversified Telecommunication Services - 1.84%
AT&T, Inc.	45,300	1,766,700

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

July 31, 2017 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 72.45% (continued)
Telecommunication Services - 3.14% (continued)
Diversified Telecommunication Services - 1.84% (continued)
BT Group PLC	174,350	$721,168
China Telecom Corp. Ltd., Class H	2,388,000	1,137,318
Singapore Telecommunications Ltd.	472,500	1,384,219
Telefonica S.A.	34,131	386,265
Telekomunikasi Indonesia Persero Tbk PT, Sponsored ADR	61,200	2,143,836
Telenor ASA	124,877	2,498,223
Verizon Communications, Inc.	21,100	1,021,240

		11,058,969

Wireless Telecommunication Services - 1.30%
China Mobile Ltd.	79,000	847,064
KDDI Corp.	36,900	977,351
SoftBank Group Corp.	18,200	1,478,848
Turkcell Iletisim Hizmetleri A/S, ADR	168,600	1,551,120
Vodafone Group PLC, Sponsored ADR	44,500	1,320,760
Vodafone Group PLC	553,420	1,621,005

		7,796,148

Total Telecommunication Services		18,855,117

Utilities - 1.74%
Electric Utilities - 0.40%
Entergy Corp.	14,400	1,104,768
PPL Corp.	6,700	256,811
Red Electrica Corp. S.A.	36,876	791,007
Southern Co.	5,600	268,408

		2,420,994

Gas Utilities - 0.24%
National Fuel Gas Co.	24,850	1,471,369

Independent Power and Renewable Electricity Producers - 0.56%
AES Corp.	84,100	940,238
Calpine Corp.A	167,100	2,402,898

		3,343,136

Multi-Utilities - 0.40%
CenterPoint Energy, Inc.	25,100	707,569
Innogy SEC	22,920	962,804
Veolia Environnement S.A.	31,488	710,285

		2,380,658

Water Utilities - 0.14%
Cia de Saneamento Basico do Estado de Sao Paulo, ADR	76,100	818,836

Total Utilities		10,434,993

Total Common Stocks (Cost $410,684,701)		435,681,270

PREFERRED STOCKS - 0.08% (Cost $436,362)
Health Care - 0.08%
Health Care Equipment & Supplies - 0.08%
Draegerwerk AG & Co. KGaAD	4,300	462,712

	Principal Amount
CORPORATE OBLIGATIONS - 6.60%
Basic Materials - 0.13%
Dow Chemical Co.,
4.125%, Due 11/15/2021	$155,000	166,471

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

July 31, 2017 (Unaudited)

	Principal Amount	Fair Value
CORPORATE OBLIGATIONS - 6.60% (continued)
Basic Materials - 0.13% (continued)
Dow Chemical Co., (continued)
3.500%, Due 10/1/2024	$321,000	$332,261
EI du Pont de Nemours & Co., 2.200%, Due 5/1/2020	110,000	110,937
Nucor Corp.,
4.125%, Due 9/15/2022	83,000	89,013
4.000%, Due 8/1/2023	85,000	90,683

		789,365

Communications - 0.54%
AT&T, Inc.,
4.450%, Due 4/1/2024	85,000	90,376
4.500%, Due 5/15/2035	114,000	111,020
6.350%, Due 3/15/2040	95,000	110,364
Charter Communications Operating LLC / Charter Communications Operating Capital,
3.750%, Due 2/15/2028C	205,000	200,197
Comcast Corp.,
5.875%, Due 2/15/2018	315,000	322,092
3.150%, Due 3/1/2026	91,000	92,112
eBay, Inc., 2.150%, Due 6/5/2020	145,000	145,486
NBCUniversal Enterprise, Inc., 1.699%, Due 4/1/2021C E	1,405,000	1,408,531
Verizon Communications, Inc.,
4.600%, Due 4/1/2021	187,000	201,089
4.125%, Due 3/16/2027	265,000	272,471
Walt Disney Co., 1.800%, Due 6/5/2020	285,000	285,068

		3,238,806

Consumer, Cyclical - 0.87%
American Honda Finance Corp., 1.700%, Due 2/22/2019	220,000	220,403
Costco Wholesale Corp., 2.150%, Due 5/18/2021	405,000	407,070
CVS Health Corp., 2.125%, Due 6/1/2021	155,000	154,028
Delphi Corp., 4.150%, Due 3/15/2024	205,000	216,730
Ford Motor Credit Co. LLC,
2.146%, Due 6/15/2018E	508,000	510,341
2.304%, Due 1/9/2020E	733,000	738,275
3.810%, Due 1/9/2024	140,000	142,493
General Motors Financial Co., Inc.,
2.234%, Due 4/13/2020E	1,450,000	1,455,839
3.150%, Due 6/30/2022	145,000	145,493
Home Depot, Inc.,
2.700%, Due 4/1/2023	78,000	79,440
3.350%, Due 9/15/2025	125,000	130,021
McDonald’s Corp., 3.700%, Due 1/30/2026	197,000	206,423
Newell Brands, Inc., 5.500%, Due 4/1/2046	135,000	162,305
PACCAR Financial Corp.,
1.300%, Due 5/10/2019	62,000	61,632
2.200%, Due 9/15/2019	98,000	98,759
Southwest Airlines Co., 2.650%, Due 11/5/2020	120,000	121,793
Toyota Motor Credit Corp., 2.125%, Due 7/18/2019	370,000	373,472

		5,224,517

Consumer, Non-Cyclical - 0.84%
Abbott Laboratories,
2.350%, Due 11/22/2019	130,000	131,378
4.900%, Due 11/30/2046	135,000	148,988
AbbVie, Inc.,
2.900%, Due 11/6/2022	88,000	89,631
4.300%, Due 5/14/2036	93,000	97,169
Amgen, Inc., 4.400%, Due 5/1/2045	140,000	146,932

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

July 31, 2017 (Unaudited)

	Principal Amount	Fair Value
CORPORATE OBLIGATIONS - 6.60% (continued)
Consumer, Non-Cyclical - 0.84% (continued)
Anheuser-Busch InBev Finance, Inc.,
1.900%, Due 2/1/2019	$1,915,000	$1,923,426
2.650%, Due 2/1/2021	255,000	259,311
3.650%, Due 2/1/2026	250,000	258,580
Baxalta, Inc., 4.000%, Due 6/23/2025	73,000	76,820
Becton Dickinson and Co., 3.125%, Due 11/8/2021	101,000	103,267
Cardinal Health, Inc., 3.200%, Due 3/15/2023	220,000	224,785
Celgene Corp., 5.250%, Due 8/15/2043	100,000	115,240
Genzyme Corp., 5.000%, Due 6/15/2020	41,000	44,587
Humana, Inc., 3.150%, Due 12/1/2022	155,000	158,399
Kaiser Foundation Hospitals, 4.150%, Due 5/1/2047	65,000	67,987
Kraft Heinz Foods Co.,
3.500%, Due 7/15/2022	150,000	155,697
5.000%, Due 7/15/2035	120,000	129,886
Molson Coors Brewing Co., 3.000%, Due 7/15/2026	195,000	189,770
Philip Morris International, Inc., 2.625%, Due 3/6/2023	95,000	95,269
Reynolds American, Inc., 5.850%, Due 8/15/2045	90,000	109,353
UnitedHealth Group, Inc.,
1.625%, Due 3/15/2019	190,000	189,840
3.950%, Due 10/15/2042	110,000	111,661
Zimmer Biomet Holdings, Inc., 3.550%, Due 4/1/2025	205,000	206,983

		5,034,959

Energy - 0.20%
Buckeye Partners LP, 4.875%, Due 2/1/2021	85,000	90,503
Chevron Corp., 1.790%, Due 11/16/2018	145,000	145,599
Columbia Pipeline Group, Inc., 4.500%, Due 6/1/2025	109,000	116,928
Energy Transfer LP, 5.300%, Due 4/15/2047	57,000	56,460
Enterprise Products Operating LLC, 6.125%, Due 10/15/2039	95,000	115,224
EOG Resources, Inc., 4.150%, Due 1/15/2026	105,000	111,579
Marathon Petroleum Corp., 3.625%, Due 9/15/2024	85,000	86,484
MPLX LP,
4.875%, Due 12/1/2024	93,000	99,912
5.200%, Due 3/1/2047	49,000	50,624
Phillips 66, 4.300%, Due 4/1/2022	88,000	94,586
Phillips 66 Partners LP, 3.550%, Due 10/1/2026	57,000	56,152
Spectra Energy Partners LP, 3.375%, Due 10/15/2026	67,000	66,537
Sunoco Logistics Partners Operations LP, 4.250%, Due 4/1/2024	52,000	53,488
TC PipeLines LP, 3.900%, Due 5/25/2027	80,000	80,423

		1,224,499

Financial - 2.20%
American Express Co., 4.050%, Due 12/3/2042	160,000	163,461
American Express Credit Corp., 2.125%, Due 3/18/2019	330,000	332,070
American International Group, Inc.,
4.875%, Due 6/1/2022	311,000	343,704
4.500%, Due 7/16/2044	90,000	93,110
Bank of America Corp.,
3.124%, Due 1/20/2023F	405,000	412,118
5.000%, Due 1/21/2044	400,000	457,103
Bank of New York Mellon Corp.,
2.200%, Due 3/4/2019	189,000	190,431
3.250%, Due 5/16/2027	270,000	273,714
BB&T Corp.,
1.450%, Due 1/12/2018	179,000	178,964
2.750%, Due 4/1/2022	315,000	320,990
Boston Properties LP, 3.650%, Due 2/1/2026	250,000	256,396
Capital One Financial Corp., 2.450%, Due 4/24/2019	225,000	226,659

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

July 31, 2017 (Unaudited)

	Principal Amount	Fair Value
CORPORATE OBLIGATIONS - 6.60% (continued)
Financial - 2.20% (continued)
CBOE Holdings, Inc., 3.650%, Due 1/12/2027	$190,000	$193,381
Chubb INA Holdings, Inc., 3.350%, Due 5/3/2026	125,000	129,403
Citigroup, Inc.,
2.007%, Due 4/27/2018E	1,088,000	1,091,603
3.700%, Due 1/12/2026	192,000	195,408
3.887%, Due 1/10/2028F	270,000	276,549
CNA Financial Corp., 7.350%, Due 11/15/2019	153,000	170,546
Crown Castle International Corp., 3.400%, Due 2/15/2021	91,000	93,974
ERP Operating LP, 3.000%, Due 4/15/2023	83,000	83,941
Goldman Sachs Group, Inc.,
2.875%, Due 2/25/2021	210,000	213,250
2.908%, Due 6/5/2023F	345,000	345,555
3.500%, Due 1/23/2025	130,000	132,032
Intercontinental Exchange, Inc., 2.750%, Due 12/1/2020	98,000	99,202
JPMorgan Chase & Co.,
3.782%, Due 2/1/2028F	245,000	251,526
3.882%, Due 7/24/2038F	215,000	214,719
JPMorgan Chase Bank NA, 1.730%, Due 9/21/2018E	233,000	233,719
KeyCorp, 5.100%, Due 3/24/2021	125,000	137,199
Liberty Mutual Group, Inc., 4.250%, Due 6/15/2023C	122,000	130,943
Mastercard, Inc., 3.375%, Due 4/1/2024	195,000	204,287
Morgan Stanley,
3.700%, Due 10/23/2024	350,000	362,217
3.591%, Due 7/22/2028F	230,000	230,363
National Rural Utilities Cooperative Finance Corp.,
1.650%, Due 2/8/2019	98,000	98,061
2.950%, Due 2/7/2024	125,000	126,728
PNC Financial Services Group, Inc., 3.300%, Due 3/8/2022	220,000	229,458
Raymond James Financial, Inc., 3.625%, Due 9/15/2026	205,000	206,774
Simon Property Group LP, 2.200%, Due 2/1/2019	350,000	352,720
State Street Corp., 2.550%, Due 8/18/2020	120,000	122,451
SunTrust Bank, 2.450%, Due 8/1/2022	215,000	214,190
Travelers Companies, Inc., 4.000%, Due 5/30/2047	135,000	138,705
US Bancorp, 1.950%, Due 11/15/2018	560,000	563,030
Ventas Realty LP, 5.700%, Due 9/30/2043	70,000	82,149
Visa, Inc.,
2.800%, Due 12/14/2022	150,000	153,297
3.150%, Due 12/14/2025	180,000	184,187
Vornado Realty LP, 2.500%, Due 6/30/2019	145,000	146,318
Wells Fargo & Co.,
2.150%, Due 1/30/2020, Series N	135,000	135,720
2.550%, Due 12/7/2020	160,000	162,155
2.339%, Due 7/26/2021E	1,968,000	2,007,405
3.000%, Due 10/23/2026	130,000	127,464
4.750%, Due 12/7/2046	135,000	146,214

		13,235,563

Industrial - 0.28%
Burlington Northern Santa Fe LLC, 3.650%, Due 9/1/2025	125,000	132,095
Caterpillar Financial Services Corp., 1.350%, Due 5/18/2019	190,000	188,921
Eaton Corp.,
5.600%, Due 5/15/2018	83,000	85,522
2.750%, Due 11/2/2022	140,000	141,751
Hexcel Corp., 3.950%, Due 2/15/2027	145,000	149,316
John Deere Capital Corp., 1.950%, Due 6/22/2020	230,000	231,033
Northrop Grumman Corp., 3.850%, Due 4/15/2045	235,000	231,731
Stanley Black & Decker, Inc., 2.451%, Due 11/17/2018	255,000	257,633
Union Pacific Corp., 3.375%, Due 2/1/2035	78,000	76,910

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

July 31, 2017 (Unaudited)

	Principal Amount	Fair Value
CORPORATE OBLIGATIONS - 6.60% (continued)
Industrial - 0.28% (continued)
United Technologies Corp., 1.900%, Due 5/4/2020	$205,000	$205,724

		1,700,636

Technology - 1.05%
Analog Devices, Inc., 3.900%, Due 12/15/2025	140,000	147,399
Apple, Inc.,
2.400%, Due 5/3/2023	410,000	410,258
4.500%, Due 2/23/2036	274,000	309,261
4.650%, Due 2/23/2046	1,141,000	1,282,137
Autodesk, Inc., 3.500%, Due 6/15/2027	145,000	144,262
Broadcom Corp. / Broadcom Cayman Finance Ltd., 2.375%, Due 1/15/2020C	44,000	44,263
Broadridge Financial Solutions, Inc., 3.400%, Due 6/27/2026	150,000	148,939
Dell International LLC / EMC Corp.,
3.480%, Due 6/1/2019C	155,000	158,675
4.420%, Due 6/15/2021C	165,000	174,138
Hewlett Packard Enterprise Co., 6.350%, Due 10/15/2045	2,112,000	2,261,513
Intel Corp., 3.300%, Due 10/1/2021	124,000	130,139
Maxim Integrated Products, Inc., 3.450%, Due 6/15/2027	150,000	149,331
Microsoft Corp., 4.450%, Due 11/3/2045	240,000	265,603
Oracle Corp.,
2.500%, Due 5/15/2022	250,000	253,509
4.300%, Due 7/8/2034	168,000	183,728
QUALCOMM, Inc., 3.000%, Due 5/20/2022	105,000	108,318
Xilinx, Inc., 2.950%, Due 6/1/2024	135,000	136,348

		6,307,821

Utilities - 0.49%
Atmos Energy Corp., 3.000%, Due 6/15/2027	145,000	144,658
Berkshire Hathaway Energy Co., 6.125%, Due 4/1/2036	316,000	411,721
Consolidated Edison Co. of New York, Inc., 4.625%, Due 12/1/2054	60,000	67,391
Delmarva Power & Light Co., 3.500%, Due 11/15/2023	114,000	118,626
Dominion Energy, Inc., 2.579%, Due 7/1/2020	135,000	136,270
Duke Energy Corp., 3.550%, Due 9/15/2021	280,000	292,261
Duke Energy Progress LLC, 4.150%, Due 12/1/2044	215,000	226,169
Edison International, 2.950%, Due 3/15/2023	88,000	88,798
Georgia Power Co., 1.950%, Due 12/1/2018	110,000	110,219
MidAmerican Energy Co., 3.100%, Due 5/1/2027	185,000	186,780
NiSource Finance Corp., 3.490%, Due 5/15/2027	105,000	106,981
Pacific Gas & Electric Co., 4.250%, Due 3/15/2046	200,000	216,138
Southern Co.,
2.150%, Due 9/1/2019	98,000	98,345
2.750%, Due 6/15/2020	259,000	262,974
Southern Power Co.,
4.150%, Due 12/1/2025	91,000	95,976
4.950%, Due 12/15/2046, Series F	93,000	97,363
Union Electric Co., 6.700%, Due 2/1/2019	104,000	111,316
WEC Energy Group, Inc., 3.550%, Due 6/15/2025	171,000	176,991

		2,948,977

Total Corporate Obligations (Cost $39,116,402)		39,705,143

FOREIGN CORPORATE OBLIGATIONS - 0.59%
Basic Materials - 0.06%
LYB International Finance II B.V., 3.500%, Due 3/2/2027	160,000	160,252
Potash Corp. of Saskatchewan, Inc., 4.000%, Due 12/15/2026	101,000	105,452

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

July 31, 2017 (Unaudited)

	Principal Amount	Fair Value
FOREIGN CORPORATE OBLIGATIONS - 0.59% (continued)
Basic Materials - 0.06% (continued)
Rio Tinto Finance USA Ltd., 3.750%, Due 6/15/2025	$85,000	$90,128

		355,832

Communications - 0.04%
Rogers Communications, Inc., 2.900%, Due 11/15/2026	135,000	131,385
TELUS Corp., 2.800%, Due 2/16/2027	106,000	101,334

		232,719

Consumer, Non-Cyclical - 0.09%
Sanofi,
1.250%, Due 4/10/2018	75,000	74,916
4.000%, Due 3/29/2021	150,000	159,816
Shire Acquisitions Investments Ireland DAC, 2.875%, Due 9/23/2023	165,000	164,691
Teva Pharmaceutical Finance Netherlands III B.V., 3.150%, Due 10/1/2026	160,000	153,103

		552,526

Energy - 0.11%
Canadian Natural Resources Ltd., 3.900%, Due 2/1/2025	130,000	132,698
Husky Energy, Inc., 3.950%, Due 4/15/2022	145,000	152,145
Shell International Finance B.V.,
1.625%, Due 11/10/2018	280,000	280,162
4.000%, Due 5/10/2046	91,000	91,891

		656,896

Financial - 0.29%
HSBC Holdings PLC, 3.262%, Due 3/13/2023F	187,000	191,514
National Australia Bank Ltd., 1.682%, Due 5/22/2020C E	875,000	877,728
Royal Bank of Canada, 2.125%, Due 3/2/2020	270,000	271,249
Toronto-Dominion Bank, 2.625%, Due 9/10/2018	330,000	333,852
Trinity Acquisition PLC, 4.400%, Due 3/15/2026	93,000	97,902

		1,772,245

Total Foreign Corporate Obligations (Cost $3,529,508)		3,570,218

FOREIGN SOVEREIGN OBLIGATIONS - 0.13%
European Investment Bank, 2.375%, Due 6/15/2022	150,000	152,411
Kreditanstalt fuer Wiederaufbau, 2.125%, Due 6/15/2022	215,000	216,058
Province of Ontario Canada, 2.500%, Due 4/27/2026	265,000	260,973
Province of Quebec Canada, 2.375%, Due 1/31/2022	185,000	186,919

Total Foreign Sovereign Obligations (Cost $810,609)		816,361

ASSET-BACKED OBLIGATIONS - 0.30%
Americredit Automobile Receivables Trust, 1.530%, Due 7/8/2021, 2016 4 A3	127,000	126,464
Capital One Multi-Asset Execution Trust, 1.340%, Due 4/15/2022, 2016 A3 A3	342,000	339,991
Chase Issuance Trust, 1.370%, Due 6/15/2021, 2016 A2 A	285,000	283,432
Ford Credit Auto Owner Trust, 2.030%, Due 8/15/2020, 2015 A B	313,000	314,609
GM Financial Automobile Leasing Trust, 2.060%, Due 5/20/2020, 2017 1 A3	306,000	307,366
Honda Auto Receivables Owner Trust, 1.390%, Due 4/15/2020, 2016 2 A3	220,000	219,631
World Omni Auto Receivables Trust, 1.950%, Due 2/15/2023, 2017 B A3	210,000	209,946

Total Asset-Backed Obligations (Cost $1,799,624)		1,801,439

COMMERCIAL MORTGAGE-BACKED OBLIGATIONS - 0.18%
GS Mortgage Securities Trust, 3.033%, Due 11/10/2046, 2013-GC16 A2	475,686	482,075
JPMBB Commercial Mortgage Securities Trust, 3.157%, Due 7/15/2045, 2013-C12 ASB	345,000	354,960

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

July 31, 2017 (Unaudited)

	Principal Amount	Fair Value
COMMERCIAL MORTGAGE-BACKED OBLIGATIONS - 0.18% (continued)
WFRBS Commercial Mortgage Trust, 3.660%, Due 3/15/2047, 2014-C19 A3	$236,000	$245,976

Total Commercial Mortgage-Backed Obligations (Cost $1,084,033)		1,083,011

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 3.22%
Federal Home Loan Mortgage Corp.,
3.500%, Due 8/1/2026	46,729	48,981
3.500%, Due 9/1/2028	298,008	312,482
3.500%, Due 7/1/2042	270,102	279,641
Federal National Mortgage Association,
4.000%, Due 5/1/2026	213,354	224,805
4.000%, Due 6/1/2026	381,931	402,077
3.000%, Due 11/1/2027	341,817	352,697
3.500%, Due 1/1/2028F	146,856	153,170
3.000%, Due 4/1/2032	713,545	734,374
4.500%, Due 4/1/2034	202,811	219,626
3.500%, Due 6/1/2037	372,621	389,161
5.500%, Due 6/1/2038	36,919	41,252
5.000%, Due 5/1/2040	284,685	311,776
5.000%, Due 6/1/2040	217,655	238,490
4.000%, Due 1/1/2041F	171,371	181,222
4.500%, Due 4/1/2041	342,220	369,830
4.500%, Due 10/1/2041	406,247	440,108
5.000%, Due 3/1/2042F	127,492	139,764
3.000%, Due 5/1/2043	457,831	461,057
3.000%, Due 6/1/2043	393,854	396,608
3.500%, Due 6/1/2043	183,683	189,619
3.500%, Due 7/1/2043	192,611	199,332
3.500%, Due 4/1/2045	501,362	516,525
4.000%, Due 7/1/2045	511,097	540,391
4.000%, Due 7/1/2045	736,077	775,506
3.500%, Due 8/1/2045	173,346	178,602
3.500%, Due 11/1/2045	529,286	545,293
4.000%, Due 3/1/2046	1,005,392	1,063,001
3.000%, Due 4/1/2046	264,313	264,869
3.500%, Due 5/1/2046	257,051	264,824
3.500%, Due 5/1/2046	395,181	407,132
3.000%, Due 6/1/2046	724,938	726,464
4.000%, Due 7/1/2046	432,539	456,033
4.000%, Due 7/1/2046	394,853	416,093
3.000%, Due 11/1/2046	965,645	969,099
3.500%, Due 11/1/2046	1,057,847	1,091,668
3.500%, Due 3/1/2047	133,261	137,540
4.500%, Due 6/1/2047	183,536	197,064
Government National Mortgage Association,
5.000%, Due 10/15/2039	133,705	149,253
3.500%, Due 9/15/2041	368,851	383,303
3.500%, Due 3/15/2043	267,898	279,749
3.500%, Due 3/20/2045	427,294	445,146
3.000%, Due 1/20/2046	708,532	719,453
3.000%, Due 6/20/2046	351,849	357,273
4.000%, Due 2/20/2047	681,662	718,334
4.500%, Due 2/20/2047	230,107	244,677
4.000%, Due 3/20/2047	687,636	724,573
4.500%, Due 5/20/2047	298,073	317,334
4.000%, Due 7/20/2047	355,000	374,087

Total U.S. Agency Mortgage-Backed Obligations (Cost $19,290,621)		19,349,358

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

July 31, 2017 (Unaudited)

	Principal Amount	Fair Value
U.S. TREASURY OBLIGATIONS - 13.27%
U.S. Treasury Notes/Bonds,
1.247%, Due 7/31/2018E	$19,340,000	$19,378,583
1.243%, Due 10/31/2018E	3,109,000	3,115,890
1.213%, Due 1/31/2019E	22,104,000	22,142,284
1.143%, Due 4/30/2019E	9,185,000	9,188,374
0.750%, Due 7/15/2019	3,625,000	3,582,801
1.133%, Due 7/31/2019E	4,465,000	4,465,624
2.000%, Due 11/15/2021	4,470,000	4,518,366
2.000%, Due 2/15/2022	3,610,000	3,644,974
2.375%, Due 8/15/2024	4,170,000	4,243,788
2.000%, Due 11/15/2026	930,000	908,530
3.125%, Due 11/15/2041	1,580,000	1,658,444
2.500%, Due 5/15/2046	3,190,000	2,935,173

Total U.S. Treasury Obligations (Cost $79,553,118)		79,782,831

MUNICIPAL OBLIGATIONS - 0.33% (Cost $1,776,383)
Municipal Electric Authority of Georgia, 6.655%, Due 4/1/2057, BAB	1,542,000	1,963,336

	Shares
EXCHANGE-TRADED INSTRUMENTS - 0.15% (Cost $854,490)
Exchange-Traded Funds - 0.15%
iShares MSCI ACWI ex US ETF	19,500	920,205

SHORT-TERM INVESTMENTS - 2.63% (Cost $15,790,981)
Investment Companies - 2.63%
American Beacon U.S. Government Money Market Select Fund, Select Class, 0.96%G H	15,790,981	15,790,981

TOTAL INVESTMENTS - 99.93% (Cost $574,726,832)		600,926,865
OTHER ASSETS, NET OF LIABILITIES - 0.07%		402,808

TOTAL NET ASSETS - 100.00%		$601,329,673

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	MLP–Master Limited Partnership.
C	Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $5,540,450 or 0.92% of net assets. The Fund has no right to demand registration of these securities.
D	A type of Preferred Stock that has no maturity date.
E	The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.
F	Variable rate.
G	The Fund is affiliated by having the same investment advisor.
H	7-day effective yield.

ADR - American Depositary Receipt.

ETF - Exchange-Traded Fund.

GDR - Global Depositary Receipt.

LLC - Limited Liability Company.

LP - Limited Partnership.

MSCI - Morgan Stanley Capital International.

NVDR - Non Voting Depositary Receipt.

PCL - Public Company Limited (Thailand).

PLC - Public Limited Company.

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

July 31, 2017 (Unaudited)

Futures Contracts Open on July 31, 2017:

Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Mini MSCI EAFE Index Futures	48	September 2017	$4,551,006	$4,653,360	$102,354
Mini MSCI Emerging Markets Index Futures	23	September 2017	1,160,376	1,224,175	63,799
S&P 500 E-Mini Index Futures	50	September 2017	6,100,457	6,170,000	69,543

			$11,811,839	$12,047,535	$235,696

Index Abbreviations:

MSCI	Morgan Stanley Capital International
MSCI EAFE	Morgan Stanley Capital International - Europe, Australasia, and Far East
S&P 500	Standard & Poor’s U.S. Equity Large-cap Index

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of July 31, 2017, the investments were classified as described below:

Diversified Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$435,681,270	$—	$—	$435,681,270
Preferred Stocks	462,712	—	—	462,712
Corporate Obligations	—	39,705,143	—	39,705,143
Foreign Corporate Obligations	—	3,570,218	—	3,570,218
Foreign Sovereign Obligations	—	816,361	—	816,361
Asset-Backed Obligations	—	1,801,439	—	1,801,439
Commercial Mortgage-Backed Obligations	—	1,083,011	—	1,083,011
U.S. Agency Mortgage-Backed Obligations	—	19,349,358	—	19,349,358
U.S. Treasury Obligations	—	79,782,831	—	79,782,831
Municipal Obligations	—	1,963,336	—	1,963,336
Exchange-Traded Instruments	920,205	—	—	920,205
Short-Term Investments	15,790,981	—	—	15,790,981

Total Investments in Securities - Assets	$452,855,168	$148,071,697	$—	$600,926,865

Financial Derivative Instruments - Assets
Futures Contracts	$235,696	$—	$—	$235,696

Total Financial Derivative Instruments - Assets	$235,696	$—	$—	$235,696

U.S. GAAP also requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the period ended July 31, 2017, there were no transfers between levels.

The following table is a reconciliation of Level 3 assets within the Diversified Fund for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the ending value of any security or instrument where a change in the level has occurred from the beginning to the end of the period:

Security Type	Balance as of 3/24/2017*	Net Purchases	Net Sales	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Balance as of 7/31/2017	Change in Unrealized Appreciation (Depreciation) at Period end**
Common Stocks	$—	$2,264	$2,272	$—	$8	$—	$—	$—	$—	$—

*	Commencement of operations
**	Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at period end. This balance is included in the change in unrealized appreciation (depreciation) on the Statement of Operations.

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

July 31, 2017 (Unaudited)

The common stock classified as Level 3 was fair valued using the redemption value as of July 31, 2017. However, these securities are included in the Level 3 category due to limited market transparency and/or lack of corroboration to support the valuation.

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

July 31, 2017 (Unaudited)

Top Ten Holdings (% Net Assets)
U.S. Treasury Notes/Bonds, 1.213%, Due 1/31/2019		3.7
U.S. Treasury Notes/Bonds, 1.247%, Due 7/31/2018		3.2
U.S. Treasury Notes/Bonds, 1.143%, Due 4/30/2019		1.5
Bank of America Corp.		1.5
Citigroup, Inc.		1.4
JPMorgan Chase & Co.		1.1
Microsoft Corp.		1.1
American International Group, Inc.		0.9
Medtronic PLC		0.9
BP PLC, ADR		0.8

Total Fund Holdings	583

Sector Allocation (% Equities)
Financials		24.0
Information Technology		13.0
Health Care		11.7
Industrials		11.1
Energy		10.5
Consumer Discretionary		9.0
Consumer Staples		6.7
Materials		6.0
Telecommunication Services		4.3
Utilities		2.4
Real Estate		1.1
Exchange-Traded Instruments		0.2

Sector Allocation (% Fixed Income)
U.S. Treasury Obligations		53.9
U.S. Agency Mortgage-Backed Obligations		13.1
Financial		10.1
Technology		4.3
Consumer, Non-Cyclical		3.8
Consumer, Cyclical		3.5
Communications		2.3
Utilities		2.0
Municipal Obligations		1.3
Energy		1.3
Asset-Backed Obligations		1.2
Industrial		1.1
Basic Materials		0.8
Commercial Mortgage-Backed Obligations		0.7
Foreign Sovereign Obligations		0.6

Country Allocation (% Investments)
United States		64.5
United Kingdom		6.0
Japan		4.1
France		3.9
Germany		2.5
Netherlands		2.2
Switzerland		1.8
Canada		1.7
China		1.2
Republic of Korea		1.1
Belgium		0.9
Norway		0.8
Taiwan		0.8
Sweden		0.8
Singapore		0.7
Ireland		0.7

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

July 31, 2017 (Unaudited)

Brazil	0.7
Hong Kong	0.6
Australia	0.6
Spain	0.5
Denmark	0.5
Italy	0.4
Turkey	0.4
Indonesia	0.4
Bermuda	0.4
Israel	0.3
Luxembourg	0.3
South Africa	0.3
Thailand	0.2
Finland	0.2
Portugal	0.2
Puerto Rico	0.1
Austria	0.1
Ghana	0.1
Supranational	0.0	*

*	Amounts less than 0.05%

See accompanying notes

American Beacon Diversified FundSM

Supplementary Notes to Schedule of Investments

July 31, 2017 (Unaudited)

Organization

American Beacon Institutional Funds Trust (the “Trust”), is organized as a Massachusetts business trust. The Fund, a series within the Trust, is registered under the Investment Company Act of 1940 (the “Act”), as amended, as a diversified, open-end management investment company. As of July 31, 2017, the Trust consists of one active series which is presented in this filing: American Beacon Diversified Fund (a “Fund”).

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Resolute Investment Managers, Inc., which is indirectly owned by investment funds affiliated with Kelso & Company, L.P. and Estancia Capital Management, LLC, and was organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors.

The Fund commenced operations on March 24, 2017 with one class of shares, the AAL Class

Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally at 4:00 p.m. Eastern Time, each day that the Exchange is open for business. Equity securities, including exchange-traded funds (“ETFs”) for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Debt securities normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Prices of debt securities may be determined using quotes obtained from brokers.

Investments in open-end mutual funds are valued at the closing net asset value (“NAV”) per share of the mutual fund on the day of valuation.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board of Trustees (the “Board”).

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the Manager determines that developments between the close of a foreign market and the close of the Exchange will, in its judgment, materially affect the value of some or all of its portfolio securities, the Manager will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. Eastern Time. The earlier close of these

American Beacon Diversified FundSM

Supplementary Notes to Schedule of Investments

July 31, 2017 (Unaudited)

foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. These securities are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depository Receipts (ADRs) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but a Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Other investments, including restricted securities and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	- Quoted prices in active markets for identical securities.

Level 2	- Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	- Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Fixed-income securities including corporate, U.S. government agencies, and U.S. Treasury obligations are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2

American Beacon Diversified FundSM

Supplementary Notes to Schedule of Investments

July 31, 2017 (Unaudited)

of the fair value hierarchy. Fixed-income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows, and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

Over-the-counter (“OTC”) financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the fair value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends, and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction and may be categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the Exchange close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the fair values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Manager. For instances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued, pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Manager.

American Beacon Diversified FundSM

Supplementary Notes to Schedule of Investments

July 31, 2017 (Unaudited)

When a Fund uses fair valuation methods applied by the Manager that use significant unobservable inputs to determine its NAV, the securities priced using this methodology are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair value that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in and out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the footnotes of the Schedule of Investments.

Securities and Other Investments

American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), Non-Voting Depositary Receipts (“NVDRs”)

ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. GDRs are in bearer form and traded in both the U.S. and European securities markets. NVDRs represent financial interests in an issuer but the holder is not entitled to any voting rights. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Asset-Backed Securities

Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, loans or accounts receivable paper are transferred from the originator to a specially created trust, which repackages the trust’s interests as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables. The Fund is permitted to invest in asset-backed securities, subject to the Fund’s rating and quality requirements.

American Beacon Diversified FundSM

Supplementary Notes to Schedule of Investments

July 31, 2017 (Unaudited)

CHESS Depository Instruments (“CDIs”)

CDIs are financial products through which a unit of beneficial ownership is obtained in the underlying financial interests of the issuer. The financial interests of the issuer can be foreign equities, debt or other securities through one or more nominee companies, known as depository nominees. These underlying financial interests are quoted on the Australian Stock Exchange (“ASX”) market. With the exception of voting arrangements and some corporate actions of foreign issuers domiciled in certain jurisdictions, the CDI holder has the same rights as holders of financial interests of the issuer that are legally registered in the holder’s name. All of the economic benefits such as dividends, bonus issues, rights issues, interest payments, and maturity payments or similar corporate actions flow through to the CDI holder as if you were the legal owner of the corresponding financial product. The difference between holding CDIs and holding the foreign shares of the issuer is that the holder has beneficial ownership of the equivalent number of foreign shares of the issuer instead of legal title. Legal title to the foreign shares of the issuer is held by a nominee company on behalf of CDI holders.

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or over-the-counter (“OTC”). OTC stock may be less liquid than exchange-traded stock.

Fixed-Income Investments

The Fund may hold debt, including government and corporate debt, and other fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Fund’s net asset value to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security.

American Beacon Diversified FundSM

Supplementary Notes to Schedule of Investments

July 31, 2017 (Unaudited)

Foreign Debt Securities

The Fund may invest in foreign fixed and floating rate income securities (including emerging market securities) all or a portion of which may be non-U.S. dollar denominated and which include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. Government issued in non-dollar securities; (d) debt obligations and other fixed income securities of foreign corporate issuers (both dollar and non-dollar denominated); and (e) U.S. corporate issuers (both Eurodollar and non-dollar denominated). There is no minimum rating criteria for the Fund’s investments in such securities. Investing in the securities of foreign issuers involves special considerations that are not typically associated with investing in the securities of U.S. issuers. In addition, emerging markets are markets that have risks that are different and higher than those in more developed markets.

Foreign Securities

The Fund may invest in U.S. dollar-denominated and non-U.S. dollar denominated equity securities of foreign issuers and foreign branches of U.S. banks. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations.

Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is not invested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in value of the securities or, if a Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

American Beacon Diversified FundSM

Supplementary Notes to Schedule of Investments

July 31, 2017 (Unaudited)

Mortgage-Related and Other Asset-Backed Securities

The Fund may invest in mortgage or other asset-backed securities (“ABS”). These securities may include mortgage instruments issued by U.S. government agencies (“agency mortgages”) or those issued by private entities (“non-agency mortgages”). Specific types of instruments may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property. The value of the Fund’s mortgage-backed securities (“MBS”) may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The mortgages underlying the securities may default or decline in quality or value. Through its investments in MBS, a Fund has exposure to subprime loans, Alt-A loans and non-conforming loans as well as to the mortgage and credit markets generally. Underlying collateral related to subprime, Alt-A and non-conforming mortgage loans has become increasingly susceptible to defaults and declines in quality or value, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.

Municipal Securities

Municipal securities may include general obligation bonds, municipal lease obligations, resource recovery obligations, revenue obligations, anticipation notes, private activity bonds and municipal warrants. The Fund may invest in municipal securities that pay taxable or tax exempt interest. Municipal securities are subject to credit risk where a municipal issuer of a security might not make interest or principal payments on a security as they become due. Municipal securities are also subject to interest rate risk. A downgrade in the issuer’s or security’s credit rating can reduce the market value of the security. A number of municipalities may face severe financial hardship making the possibility of their defaulting on obligations, and/or declaring bankruptcy where allowable, a risk to the value of municipal securities held by the Fund.

Other Investment Company Securities and Other Exchange-Traded Products

The Fund may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust. The Fund may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Preferred Stock

A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock generally has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed or variable rate, in some circumstances it can be changed or omitted by the issuer.

Publicly Traded Partnerships; Master Limited Partnerships

The Fund may invest in publicly traded partnerships such as master limited partnerships (“MLPs”). MLPs issue units that are registered with the SEC and are freely tradable on a securities exchange or in the over-the-counter (“OTC”) market. An MLP may have one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. (An MLP also may be an entity similar to a limited partnership, such as a limited liability company, which has a manager or managing member and non-managing members (who are like limited partners)). The general partner or partners are jointly and severally responsible for the liabilities of the MLP. A Fund

American Beacon Diversified FundSM

Supplementary Notes to Schedule of Investments

July 31, 2017 (Unaudited)

invests as a limited partner and normally would not be liable for the debts of an MLP beyond the amount the Fund has invested therein but it would not be shielded to the same extent that a shareholder of a corporation would be. In certain instances, creditors of an MLP would have the right to seek a return of capital that had been distributed to a limited partner. The right of an MLP’s creditors would continue even after a Fund had sold its investment in the partnership. MLPs typically invest in real estate and oil and gas equipment leasing assets, but they also finance entertainment, research and development, and other projects.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Fund re-characterizes distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information, which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year.

U.S. Government Agency Securities

U.S. Government agency securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. U.S. Government securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to certain U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. U.S. Government securities include U.S. Treasury bills, notes and bonds, Federal Home Loan Bank obligations, Federal Farm Credit Bank obligations, U.S. Government agency obligations and repurchase agreements secured thereby.

U.S. Treasury Obligations

U.S. Treasury obligations include bills (initial maturities of one year or less), notes (initial maturities between two and ten years), and bonds (initial maturities over ten years) issued by the U.S. Treasury, Separately Traded Registered Interest and Principal component parts of such obligations (known as “STRIPS”) and inflation-indexed securities. The prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates. U.S. Treasury obligations are subject to credit risk and interest rate risk.

Variable or Floating Rate Obligations

The interest rates payable on certain fixed-income securities in which the Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

American Beacon Diversified FundSM

Supplementary Notes to Schedule of Investments

July 31, 2017 (Unaudited)

Financial Derivative Instruments

The Fund may utilize derivative instruments to enhance return, hedge risk, gain efficient exposure to an asset class or to manage liquidity. When considering the Fund’s use of derivatives, it is important to note that the Fund does not use derivatives for the purpose of creating financial leverage.

Forward Currency Contracts

The Fund may enter into forward currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of the Fund’s securities denominated in foreign currencies. Forward currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Fund may also use currency contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Fund also bears the credit risk if the counterparty fails to perform under the contract.

During the period ended July 31, 2017, the Fund entered into forward currency contracts primarily for hedging foreign currency fluctuations.

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Fund may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Fund usually reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker . Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

During the period ended July 31, 2017, the Fund entered into future contracts primarily for exposing cash to markets.

Principal Risks

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Allocation Risk

The sub-advisor’s judgments about, and allocations among, asset classes and market exposures may adversely affect the Fund’s performance. This risk may be increased by the use of derivatives to increase allocations to various market exposures.

American Beacon Diversified FundSM

Supplementary Notes to Schedule of Investments

July 31, 2017 (Unaudited)

Asset-Backed and Mortgage Related Securities Risk

Investments in asset-backed and mortgage related securities, including CMOs, are subject to market risks for fixed-income securities which include, but are not limited to, interest rate risk, prepayment risk and extension risk. A decline in the credit quality of the issuers of asset-backed and mortgage related securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Fund.

Counterparty Risk

The Fund is subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Fund.

Credit Risk

The Fund is subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract or a loan will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely.

Currency Risk

The Fund may have exposure to foreign currencies by making direct investments in non-U.S. currencies or in securities denominated in non-U.S. currencies, purchasing or selling forward currency exchange contracts in non- U.S. currencies, non-U.S. currency futures contracts and swaps for cross-currency investments. Foreign currencies will fluctuate, and may decline, in value relative to the U.S. dollar and other currencies and thereby affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Cybersecurity and Operational Risk

The Fund and its service providers, and shareholders’ ability to transact with the Fund, may be negatively impacted due to operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. It is not possible for the Fund service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Derivatives Risk

Derivatives may involve significant risk. The use of derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or other instruments underlying those derivatives, including the high degree of leverage often embedded in such instruments, and potential material and prolonged deviations between the theoretical value and realizable value of a derivative. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. Derivatives may be illiquid and may be more volatile than other types of investments. The Fund may buy or sell derivatives not traded on an exchange and which may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. Derivatives also are subject to counterparty risk. As a result, the Fund may obtain no recovery of

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Supplementary Notes to Schedule of Investments

July 31, 2017 (Unaudited)

its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

Emerging Markets Risk

When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities; and delays and disruptions in securities settlement procedures.

Equity Investments Risk

Equity securities are subject to investment and market risk. The Fund’s investments in equity securities may include common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Fund to additional risks.

Foreign Investing Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets.

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlation between the

American Beacon Diversified FundSM

Supplementary Notes to Schedule of Investments

July 31, 2017 (Unaudited)

price of the contract and the underlying security or index, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Illiquid and Restricted Securities Risk

Securities not registered in the U.S. under the Securities Act of 1933, as amended (the “Securities Act”), including Rule 144A securities, are restricted as to their resale. Such securities may not be listed on an exchange and may have no active trading market. They may be more difficult to purchase or sell at an advantageous time or price because such securities may not be readily marketable in broad public markets. The Fund may not be able to sell a restricted security when the sub-advisor considers it desirable to do so and/or may have to sell the security at a lower price than the Fund believe is its fair market value. In addition, transaction costs may be higher for restricted securities and the Fund may receive only limited information regarding the issuer of a restricted security. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.

Interest Rate Risk

The Fund is subject to the risk that the market value of fixed-income securities or derivatives it holds, particularly mortgage backed and other asset backed securities, will decline due to rising interest rates. Generally, the value of investments with interest rate risk, such as fixed-income securities, will move in the opposite direction to movements in interest rates. The Federal Reserve raised the federal funds rate in December 2016, marking only the second such interest rate hike in nearly a decade. The Federal Reserve has signaled additional increases in 2017. Interest rates may rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to the Fund. The prices of fixed-income securities or derivatives are also affected by their duration. Fixed-income securities or derivatives with longer duration generally have greater sensitivity to changes in interest rates. An increase in interest rates can impact markets broadly as well.

Investment Risk

An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk

The value of, and/or the return generated by, a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Liquidity Risk

The Fund is susceptible to the risk that certain fixed-income investments, may have limited marketability or be subject to restrictions on sale, and may be difficult or impossible to purchase or sell at favorable times or prices. The Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund. The Fund may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to the Fund. For example, the Fund may be forced to sell certain investments at unfavorable prices meet redemption requests or other cash needs. Judgment plays a greater role in pricing illiquid investments

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Supplementary Notes to Schedule of Investments

July 31, 2017 (Unaudited)

than in investments with more active markets.

Market Risk

Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in fixed-income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations.

In addition, political events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase, whether brought about by U.S. policy makers or by dislocations in world markets. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely.

Mortgage-Backed and Mortgage Related Securities Risk

Investments in mortgage-backed and mortgage related securities are subject to market risks for fixed-income securities which include, but are not limited to, interest rate risk, credit risk, extension risk and prepayment risk. Moreover, declines in the credit quality of the issuers of mortgage backed and mortgage related securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Fund. Additionally, certain mortgage-backed and mortgage related securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed by the applicable entity only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Additionally, circumstances could arise that would prevent the payment of interest or principal. This could result in losses to the Fund. Securities held by the Fund that are issued by government-sponsored enterprises, such as the Federal National Mortgage Association (‘’Fannie Mae’‘), the Federal Home Loan Mortgage Corporation (’’Freddie Mac’‘), and Federal Home Loan Banks are not guaranteed by the U.S. Treasury, are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government will provide financial support. U.S. Government securities and securities of government sponsored enterprises are also subject to credit risk, interest rate risk and market risk. The Fund’s investment in CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. Inverse IOs and POs, which are fixed-income securities with a floating or variable rate of interest, may exhibit substantially greater price volatility

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Supplementary Notes to Schedule of Investments

July 31, 2017 (Unaudited)

than fixed rate obligations having similar credit quality, redemption provisions and maturity.

Multiple Sub-Advisor Risk

The Manager may allocate the Fund’s assets among multiple sub-advisors, each of which is responsible for investing its allocated portion of the Fund’s assets. To a significant extent, the Fund’s performance will depend on the success of the Manager in allocating the Fund’s assets to sub-advisors and its selection and oversight of the sub-advisors.

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies, including ETFs and money market funds. To the extent that the Fund invest in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those funds.

Prepayment and Extension Risk

Prepayment risk is the risk that the principal amount of a bond may be repaid prior to the bond’s maturity date. Due to a decline in interest rates or excess cash flow, a debt security may be called or otherwise prepaid before maturity. If this occurs, no additional interest will be paid on the investment and the Fund may have to invest at a lower rate, may not benefit from an increase in value that may result from declining interest rates, and may lose any premium it paid to acquire the security. Variable and floating rate securities may be less sensitive to prepayment risk. Extension risk is the risk that a decrease in prepayments may, as a result of higher interest rates or other factors, result in the extension of a security’s effective maturity, heighten interest rate risk and increase the potential for a decline in price.

Redemption Risk

Due to a rise in interest rates or other market developments that may cause investors to move out of fixed income securities on a large scale, the Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance.

American Beacon Diversified FundSM

Supplementary Notes to Schedule of Investments

July 31, 2017 (Unaudited)

Supranational Risk

Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in non-U.S. currencies will also be subject to the risks associated with investments in non-U.S. currencies.

U.S. Government Securities and Government-Sponsored Enterprises Risk

A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed by the applicable entity only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Securities held by the Fund that are issued by government-sponsored enterprises, such as the Fannie Mae, Freddie Mac, Federal Home Loan Bank (“FHLB”), Federal Farm Credit Bank (“FFCB”), and the Tennessee Valley Authority are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government will provide financial support if these organizations do not have the funds to meet future payment obligations. U.S. Government securities and securities of government sponsored entities are also subject to credit risk, interest rate risk and market risk.

Variable and Floating Rate Securities Risk

The interest rates payable on variable and floating-rate securities are not fixed and may fluctuate based upon changes in market rates. The interest rate on a floating rate security is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. Variable and floating rate securities are subject to interest rate risk and credit risk.

As short-term interest rates decline, interest payable on floating-rate securities typically decreases. Alternatively, during periods of rising interest rates, interest payable on floating-rate securities typically increases. Changes in the interest rates of floating-rate securities may lag behind changes in market rates or may have limits on the maximum rate change for a given period of time. The value of floating-rate securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline.

Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

American Beacon Diversified FundSM

Supplementary Notes to Schedule of Investments

July 31, 2017 (Unaudited)

Cost of Investments for Federal Income Tax Purposes

As of July 31, 2017, the Fund’s cost of investments for federal income tax purposes were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Diversified	$574,726,832	$32,486,923	$(6,286,890)	$26,200,033

Under the Regulated Investment Company Modernization Act of 2010 (the “RIC MOD”), net capital losses recognized by the Fund in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

ITEM 2. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive office and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Investment Company Act”) as of date within 90 days of the filing date of this report and have concluded based on such evaluation, that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this form N-Q was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There was no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the Registrant’s last fiscal quarter that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

ITEM 3. EXHIBITS.

(a) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act (17 CFR 270:30a-2(a)) is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN BEACON INSTITUTIONAL FUNDS TRUST

By:	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President

Date: September 29, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President

Date: September 29, 2017

By:	/s/ Melinda G. Heika
Melinda G. Heika
Treasurer

Date: September 29, 2017